                                                                   EXHIBIT 10.27


--------------------------------------------------------------------------------
                                FIRST AMENDMENT
                                       TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
--------------------------------------------------------------------------------

     First Amendment dated as of December 1, 2000 to the Fourth Amended and Restated Credit Agreement (the "Amendment"), by and among HPSC, INC., a Delaware corporation (the "Borrower"), AMERICAN COMMERCIAL FINANCE COMPANY, a Delaware corporation (the "Guarantor" or "ACFC"), FLEET NATIONAL BANK and the other lending institutions listed on Schedule I to the Credit Agreement (as hereinafter defined) (the "Banks"), and Fleet National Bank as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Fourth Amended and Restated Credit Agreement dated as of May 12, 2000 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Guarantor, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

     NEWCO. Collectively, HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2000-1 LLC II, each a Delaware limited liability company and wholly-owned subsidiary of the Borrower.

     NEWCO INDENTURE. The Indenture dated as of December 1, 2000 among Newco, the Borrower, ACFC, an Indenture Trustee and certain other parties named therein.

     NEWCO TRIGGER EVENT. Any event or condition identified as an "Event of Default", an "Event of Servicing Termination" or any similar trigger event or termination event in the Newco Facility Documents.

     NEWCO FACILITY DOCUMENTS. Collectively, the Newco Indenture, the Newco Receivables Transfer Agreement and all other agreements, documents and instruments entered into pursuant thereto or in connection therewith.

     NEWCO RECEIVABLES TRANSFER AGREEMENT. The Receivables Transfer Agreement dated as of December 1, 2000 among Newco, the Borrower, ACFC and certain other parties named therein.

     NEWCO TRANSFERRED ASSETS. The accounts, chattel paper, instruments, and other assets related thereto, comprised in the Collateral which are sold or otherwise transferred to Newco pursuant to the Newco Receivables Transfer Agreement.

     (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and restating such definitions as follows:

     SECURITIZATION SUBSIDIARIES. Together, Bravo, Capital and Newco.

     TRANSFERRED ASSETS. Collectively, the Bravo Transferred Assets, the Capital Transferred Assets and the Newco Transferred Assets.

     (c) Section 1.1 of the Credit Agreement is hereby amended by deleting clauses (xiv) and (xv) of the definition of "Eligible Accounts Receivable" and replacing them with the following new clauses (xiv) and (xv):

(xiv) that have not been transferred to Bravo pursuant to the Bravo Purchase Agreement, Capital pursuant to the Capital Purchase Agreement or Newco pursuant to the Newco Receivables Transfer Agreement; (xv) that are not subject to any lien or negative pledge pursuant to the Bravo Credit Agreement, the Capital Lease-Receivables Purchase Agreement or the Newco Facility Documents;

     ss2. AMENDMENT TO SECTION 9.4 OF THE CREDIT AGREEMENT. Section 9.4 of the Credit Agreement is hereby amended by deleting paragraph (h) thereof and replacing it with the following new paragraph (h):

          (h) within 5 days of receipt of the same by the Borrower copies of the monthly settlement reports under the Bravo Facility Documents, the Capital Facility Documents and the Newco Facility Documents and from time to time if the Agent or any Bank so requests copies of (i) other reports delivered under the Bravo Facility Documents, the Capital Facility Documents and the Newco Facility Documents and (ii) other financial data and information with respect to the Borrower or any of its Subsidiaries;

     ss3. AMENDMENT TO SECTION 10.1 OF THE CREDIT AGREEMENT. Section 10.1 of the Credit Agreement is hereby amended by deleting paragraph (1) thereof and replacing it with the following new paragraph (1):

          (1) Indebtedness incurred by Bravo pursuant to the Bravo Facility Documents and Indebtedness incurred by Newco pursuant to the Newco Facility Documents; and

     ss4. AMENDMENT TO SECTION 10.2 OF THE CREDIT AGREEMENT. Section 10.2 of the Credit Agreement is hereby amended by deleting paragraph (1) thereof and replacing it with the following new paragraph (1):

          (1) liens granted by Bravo in connection with the Bravo Facility Documents and liens granted by Newco in connection with the Newco Facility Documents; and ss5. AMENDMENT TO SECTION 10.3 OF THE CREDIT AGREEMENT. Section 10.3 of the
Credit Agreement is hereby amended by deleting paragraph (f) thereof and replacing it with the following new paragraph (f):

          (f) Investments consisting of the Guaranty, Investments by the Borrower in Subsidiaries of the Borrower existing on the Closing Date, Investments made pursuant to the Bravo Facility Documents, Investments in connection with the Capital Lease-Receivables Purchase Agreement and Investments in Newco pursuant to the Newco Facility Documents;

     ss6. AMENDMENT TO SECTION 10.5.2 OF THE CREDIT AGREEMENT. Section 10.5.2 of the Credit Agreement is hereby amended by deleting Section 10.5.2 thereof and replacing it with the following new Section 10.5.2:

               10.5.2 DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business, consistent with industry practices, PROVIDED, HOWEVER, that such disposition of assets in the ordinary course of business shall not include a transfer of a material amount of Customer Receivables without the prior written approval of the Banks. Notwithstanding the foregoing provisions of this ss10.5.2 and so long as no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries may dispose of assets pursuant to the Bravo Purchase Agreement, the Capital Lease-Receivables Purchase Agreement, the Bravo Lease Receivables Purchase Agreement, the Newco Receivables Transfer Agreement and the Sale Agreements; PROVIDED that the sum of (i) aggregate principal amount of Indebtedness outstanding under the Sale Agreements plus (ii) all other proceeds received by the Borrower under such Sale Agreements and not characterized as Indebtedness shall not in any event exceed $50,000,000.

     ss7. AMENDMENT TO SECTION 10.8 OF THE CREDIT AGREEMENT. Section 10.8 of the Credit Agreement is hereby amended by deleting Section 10.8 thereof and replacing it with the following new Section 10.8:

     10.8 OTHER DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, (a) amend, supplement or otherwise modify the terms of any Subordinated Debt or prepay, redeem or repurchase any Subordinated Debt (other than, so long as no Default or Event of Default exists or would result from any such repurchase, repurchases of Subordinated Debt pursuant to Section 4.16 of the Senior Subordinated Note Indenture that do not exceed (i) $250,000 in principal amount (plus accrued interest), in the aggregate with respect to all holders of Subordinated Debt, in any calendar year or (ii) $25,000 in principal amount (plus accrued interest), in the aggregate with respect to any single holder of Subordinated Debt, in any calendar year) or (b) other than the Securitization Subsidiaries, prepay, redeem or repurchase Indebtedness outstanding under the Bravo Credit Agreement, the Capital Purchase Agreement, the Newco Facility Documents or the Sale Agreements.

     ss8. AMENDMENT TO SECTION 14.1 OF THE CREDIT AGREEMENT. Section 14.1 of the Credit Agreement is hereby amended by adding the following new paragraph (v) after paragraph (u):

          or (v) the holders of all or any part of the Indebtedness under the Newco Facility Documents shall accelerate the maturity of all or any part of such Indebtedness or such Indebtedness shall be prepaid, redeemed or repurchased in whole or in part; or the occurrence of a Newco Trigger Event and the expiration of any applicable cure period available to Newco under the Newco Facility Documents;

     ss9. AMENDMENT TO SECTION 16.1 OF THE CREDIT AGREEMENT. Section 16.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of paragraph (c) thereof:

Each of the Banks and the Agent acknowledge and agree that (i) the Agent is authorized to release the security interest created by the Security Documents in the Newco Transferred Assets and that (ii) the Agent is authorized to execute and deliver, on behalf of the Banks and the Agent, such partial releases under the Uniform Commercial Code as may be necessary or desirable to accomplish a release of the security interest created by the Security Documents in the Newco Transferred Assets.

     ss10. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives (a) a counterpart of this Amendment, executed by the Borrower, the Guarantor and each of the Banks, (b) a true and complete copy of each of the Newco Facility Documents and (c) such other documents as the Agent may request.

     ss11. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     ss12. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     ss13. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks.

     ss14. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     ss15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                        HPSC, INC.


                                        By: /s/ Rene Lefebvre
                                            ------------------------------------
                                            Name: RENE LEFEBVRE
                                            Title: VP, CFO

                                        FLEET NATIONAL BANK, individually and
                                        as Agent


                                        By: /s/ Harvey H. Thayer, Jr.
                                            ------------------------------------
                                            Name: HARVEY H. THAYER, JR.
                                            Title: MANAGING DIRECTOR

                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Mitchell B. Feldman
                                            ------------------------------------
                                            Name: Mitchell B. Feldman
                                            Title: SVP

                                        NATIONAL BANK OF CANADA


                                        By: /s/ A. Keith Broyles
                                            ------------------------------------
                                            Name: A. Keith Broyles
                                            Title: Vice President & Manager


                                        By: /s/ Leonard J. [illegible]
                                            ------------------------------------
                                            Name: Leonard J. [illegible]
                                            Title: Vice President

                                        FIRST MASSACHUSETTS BANK, N.A.
                                        (f/k/a FAMILY BANK, FSB)


                                        By: /s/ Jon R. Sundstrom
                                            ------------------------------------
                                            Name: JON R. SUNDSTROM
                                            Title: SENIOR VICE PRESIDENT

                                        CITIZENS BANK OF MASSACHUSETTS


                                        By: /s/ Lune G. Bomms
                                            ------------------------------------
                                            Name: LUNE G. BOMMS
                                            Title: VICE PRESIDENT

                            RATIFICATION BY GUARANTOR

     The undersigned Guarantor hereby acknowledges and consents to the foregoing Amendment as of December __, 2000 and agrees that the Guaranty dated as of June 23, 1994 from the undersigned in favor of the Agent and each of the Banks, as amended by Omnibus Amendment No. 4 to Security Documents, dated as of May 12, 2000, and each of the other Security Documents to which it is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.

                                        AMERICAN COMMERCIAL
                                        FINANCE CORPORATION


                                        By: /s/ John W. Everett
                                            ------------------------------------
                                            Name: John W. Everett
                                            Title: